                                                                    EXHIBIT 10.2

                             FIFTH AMENDMENT TO THE
                             OPERATING AGREEMENT OF
                  LAFAYETTE HEART HOSPITAL, LLC (the "Company")

         THIS FIFTH AMENDMENT to the Operating Agreement of the Company is effective as of the date the Operating Agreement is initially adopted by its Member(s) (the "Amendment").

         1. Section 5.10(a)(iii) of the Operating Agreement is hereby deleted and replaced in its entirety with the following:

                           (iii) Nothing herein shall prevent an Owner or Practice from providing cardiac services within the scope of such Owner's or Practice's regular office(s) for the practice of medicine so long as they do not provide diagnostic or interventional cardiac catheterization services in such office; provided, however, that the provision of diagnostic and therapeutic (but not interventional) cardiac catheterization services at the sites set forth at Exhibit C by the physicians listed on Exhibit C shall not be prohibited by this Section 5.1 0(b)(iii);

         2. Exhibit C to the Operating Agreement is hereby deleted in its entirety and replaced with the attached Exhibit C.

         Except as provided herein, the Operating Agreement shall remain in full force and effect.

                                        MEMBER(S):

                                        Lafayette Hospital Management, Inc.

                                        BY: /s/ Phillip Young
                                            -----------------------------------

                                        Title: VICE PRESIDENT

                                        Lafayette Cardiologist, LLC

                                        By: [***]
                                            -----------------------------------

                                        Title: SECRETARY




[***] These portions of the exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment.
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                                    EXHIBIT C
                                     TO THE
                               OPERATING AGREEMENT
                                       OF
                          LAFAYETTE HEART HOSPITAL, LLC
                      A Delaware Limited Liability Company

               PERMITTED SITE FOR CARDIAC CATHETERIZATION SERVICES

                                     [***]


                                     [***]





[***] These portions of the exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment.